Execution Version 1 233447437_4 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated to be effective as of November 28, 2023 (this “Amendment”) is made among SUPER MICRO COMPUTER, INC., a Delaware corporation (“SMCI”, together with any other party hereto as a Borrower, individually, a “Borrower” and, collectively, the “Borrowers”), the Lenders (as defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Agent”). Background A. WHEREAS, Borrowers, Agent and the financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Loan and Security Agreement, dated as of April 19, 2018, (as amended, restated, amended and restated, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Amendment are used as defined in the Loan Agreement, as amended hereby. B. WHEREAS, Agent and Lenders have agreed to amend certain terms of the Loan Agreement subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Borrowers, Agent and Lenders hereby agree as follows: Agreement 1. Amendments to the Loan Agreement. (a) Amendment to Section 1.1. (i) The definition of “Dominion Trigger Period” Set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: Dominion Trigger Period: the period (a) commencing on any day that (i) an Event of Default occurs, or (ii) Global Availability is less than the greater of (x) $35,000,000 and (y) 15% of the Global Borrowing Base; and (b) continuing until, during each of the preceding 60 consecutive days, no Event of Default has existed and Global Availability has been more than the greater of (x) $35,000,000 and (y) 15% of the Global Borrowing Base; provided that during the Cash Dominion Waiver Period, solely with respect to Sections 5.7 and 8.2.4, no Dominion Trigger Period shall be deemed to have occurred. (ii) The following definitions are added to Section 1.1 of the Loan Agreement in alphabetical order to read as follows:

2 233447437_4 Cash Dominion Waiver Period: the period commencing on October 17, 2023 and ending on December 31, 2023. (b) Amendment to Section 8.1. Section 8.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: 8.1 Borrowing Base Reports. (i) So long as no Dominion Trigger Period exists and no Revolver Loans were outstanding during such quarter, by the 20th day of each quarter, Borrowers shall deliver to Agent (and Agent shall promptly deliver to Lenders) a Borrowing Base Report as of the close of business of the previous month, (ii) so long as no Dominion Trigger Period exists but Revolver Loans are outstanding for more than 5 consecutive Business Days during the previous month, by the 20th day of each month, Borrowers shall deliver to Agent (and Agent shall promptly deliver to Lenders) a Borrowing Base Report as of the close of business of the previous month and (iii) during the existence of a Dominion Trigger Period, by the third Business Day of each week, Borrowers shall deliver to Agent (and Agent shall promptly deliver to Lenders) a Borrowing Base Report as of the close of business of the previous week; provided, that with respect to such weekly reporting in clause (iii) above, during the Cash Dominion Waiver Period or at any other times as approved by Agent, each Borrowing Base Report delivered under clause (iii) shall only be required to update Accounts and Inventory which are ineligible as of the last day of the previous month. All information (including calculation of Global Availability) in a Borrowing Base Report shall be certified by Borrowers. Agent may from time to time adjust such report (a) to reflect Agent’s reasonable estimate of declines in Value of Collateral, due to collections received in the applicable Dominion Account or otherwise; (b) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (c) to the extent any information or calculation does not comply with this Agreement. 2. Representations and Warranties. In order to induce Agent and each Lender to enter into this Amendment, each Borrower represents and warrants to Agent and each Lender that the following statements are true, correct and complete on and as of the date hereof: (a) Representations and Warranties. The execution, delivery and performance of this Amendment has been duly authorized and this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. Each Borrower hereby represents and warrants to Agent and each Lender as of the date hereof no Default or Event of Default shall have occurred and be continuing. The information included in any Beneficial Ownership Certification is true and correct in all respects.

3 233447437_4 (b) Incorporation of Representations and Warranties from Loan Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. 3. Effectiveness. This Amendment shall become effective, as of the date first set forth above upon receipt by the Agent of the executed counterparts of this Amendment from the Borrowers and each of the Lenders. 4. Binding Effect; Ratification. (a) Upon the effectiveness of this Amendment and thereafter this Amendment shall be binding on the Agent, Borrowers and Lenders and their respective successors and assigns. (b) On and after the execution and delivery hereof, this Amendment shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby. (c) Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto. 5. Miscellaneous. (a) THIS AMENDMENT SHALL BE SUBJECT TO SECTIONS 14.15, 14.16 AND 14.17 OF THE LOAN AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE. (b) Borrowers agree to pay on demand all reasonable and documented out of pocket costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto. (c) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment. (d) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. 6. Release. (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns and other legal representatives (each Borrower and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and

4 233447437_4 irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement or any of the other Loan Documents or transactions thereunder or related thereto. (b) It is the intention of Borrowers that this Amendment and the release set forth above shall constitute a full and final accord and satisfaction of all Claims that they may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each Borrower, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to Claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Amendment and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each Borrower, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. (c) Each Borrower, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each Borrower, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver. (d) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. (e) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: SUPER MICRO COMPUTER, INC., a Delaware corporation By: ___ f---'C�--+c-------- Name: Title: SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMC!) SIGNATURE PAGE

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (SMCI) SIGNATURE PAGE ING CAPITAL LLC, as a Lender By: Name: Jean Grasso Title: Managing Director By: Name: Jeff Chu Title: Director